SECURITIES AND EXCHANGE COMMISSION
           WASHINGTON, D.C. 20549

                 FORM 8-K

              CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the
      Securities Exchange Act of 1934


Date of Report: January 5, 1996
(Date of earliest event reported)



  Residential Funding Mortgage Securities I, Inc.
(Exact name of registrant as specified in its charter)


Delaware                  33-54227       75-2006294
(State or Other Juris-   (Commission  (I.R.S. Employer
diction of Incorporation) File Number) Identification
                                       No.)


   8400 Normandale Lake Blvd., Suite 600, Minneapolis,
                                Minnesota   55437
  (Address of Principal Executive Office) (Zip Code)


    Registrant's telephone number, including area code:(612) 832-7000





Item 5.              Other Events.


  On January 30, 1996, the Registrant expects to cause the issuance and sale of Mortgage Pass-Through
Certificates, Series 1996-S2 (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of January 30, 1996, among the Registrant, Residential Funding Corporation, as Master Servicer, and First National Bank of Chicago, as Trustee.

  In connection with the expected sale of the Series
1996-S2 Certificates, the Registrant has been advised by Merrill Lynch (the "Underwriter"), that the
Underwriter has furnished to prospective investors certain collateral information with respect to the mortgage loans ("Mortgage Loans") underlying the proposed offering of the Certificates (the "Collateral
Term Sheets"), which Collateral Term Sheets are being filed manually as exhibits to this report.

  The Collateral Term Sheets have been provided by the Underwriter. The information in the Collateral Term
Sheets is preliminary and will be superseded by the Description of the Mortgage Pool contained in the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

  The Collateral Term Sheets were prepared by the Underwriter at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the Prospectus Supplement.

  In addition, the actual characteristics and performance of the Mortgage Loans underlying the Certificates may differ from the information provided in the Collateral Term Sheets, which were provided to certain investors only to give a sense of the underlying collateral which will effect the maturity, interest rate sensitivity and cash flow characteristics of the Certificates. Any difference between the collateral information in the Collateral Term Sheets and the actual characteristics of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of the Certificates.




Item 7. Financial Statements, Pro Forma Financial
Information and Exhibits


           (a)       Financial Statements.

                     Not applicable.

           (b)       Pro Forma Financial Information.

                     Not applicable.

           (c)       Exhibits






                  Item 601(a) of
                  Regulation S-K
Exhibit No.       Exhibit No.           Description
1                     99                 Collateral
                                         Term Sheets




           Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                               RESIDENTIAL FUNDING MORTGAGE
                               SECURITIES I, INC.
                               By: /s/ Jill M. Johnson

                               Name: Jill M. Johnson
                               Title: Vice President




Dated: January 5, 1996


                          EXHIBIT INDEX


           Item 601 (a) of     Sequentially
Exhibit    Regulation S-K      Numbered
Number     Exhibit No.         Description     Format

1          99                  Collateral      P
                               Term Sheets


                         EXHIBIT 1

                  (Intentionally Omitted)